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                                                                   EXHIBIT 10.21



                       INTERFERENCE SETTLEMENT AGREEMENT
                   (BETWEEN HYSEQ, INC. AND AFFYMETRIX, INC.)


        This Settlement of Interference Agreement is made as of this 24th day of October, 2001 (the "Effective Date") by and among Hyseq, Inc., a Nevada corporation (herein "Hyseq"), having a place of business in Sunnyvale, CA, and Affymetrix, Inc., a Delaware corporation (herein "Affymetrix"), having a place of business in Santa Clara, California.

        WHEREAS, the United States Patent and Trademark Office ("PTO") has declared Interference No. 104,552 between US Patent Nos. 5,795,716 and 5,974,164 of Affymetrix, and Application No. 09/358,875 of Hyseq, in order to determine priority between the parties with respect to inventions; and

        WHEREAS, Hyseq and Affymetrix have been involved in litigation, opposition, interference, attempted interference and other adverse proceedings involving their respective patents and patent applications in various countries; referred to herein as "Litigation Proceedings"; and

        WHEREAS, Hyseq and Affymetrix have resolved and settled the Litigation Proceedings on an amicable basis and have entered into a Settlement Agreement, which agreement includes a provision that the parties will enter into a Interference Settlement Agreement to resolve Interference No. 104,552.

        Hyseq and Affymetrix do hereby agree as follows:

        1.     PRELIMINARY MOTIONS

               1.1 The parties agree that no preliminary motions or preliminary statements will be filed in this interference.


        2.     TERMINATION OF INTERFERENCE

               2.1 On or before November 15, 2001 Hyseq, through its attorneys, shall file an abandonment of contest in Interference No. 104,552.


        3.     FUTURE INTERFERENCES

               3.1 Affymetrix agrees not to actively seek [***] interferences with [***].

               3.2 Hyseq agrees not to actively seek [***] interferences with [***].


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.

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               3.3    The parties are [***].


        4.     FILING OF AGREEMENT

               4.1 Promptly after this agreement is executed by both parties Affymetrix will file a copy of this Interference Settlement Agreement and all collateral agreements with the PTO as required by 35 U.S.C. Section 135(c) and 37 C.F.R. Section 1.666(b), requesting that the copies of this Interference Settlement Agreement and any collateral agreement filed therewith be held separate from the file of the interference, and made available only to Government agencies upon written request, or to any person upon petition and showing of good cause. In the event that such a written request is made or such a petition is filed, it is respectfully requested that the persons identified below be notified before such request or petition is granted:


               Edward J. Keeling, Esq.                Michael R. Weiner
               Townsend and Townsend and Crew LLP     Marshall, Gerstein & Borun
               Two Embarcadero Center, 8th Floor      6300 Sears Tower
               8th Floor                              233 South Wacker Drive
               San Francisco, CA 94111-3834           Chicago, IL 60606-6402
               Phone: (415) 576-0200                  Phone: (312) 474-6300
               Fax: (415) 576-0300                    Fax: (312) 474-0448


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.



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        IN WITNESS WHEREOF, the parties have caused this Interference Settlement
Agreement to be executed by their authorized officials.

               AGREED TO:

Hyseq, Inc.


By: /s/ Ted Love
    ------------------------------------

 Ted Love
----------------------------------------
Printed Name

 President and Chief Executive Officer
----------------------------------------
Title

 October 24, 2001
----------------------------------------
Date


Affymetrix, Inc.


By: /s/ Barbara A. Caulfield
   -------------------------------------

 Barbara A. Caulfield
----------------------------------------
Printed Name

 Executive Vice President and General
 Counsel
----------------------------------------
Title

 October 24, 2001
----------------------------------------
Date



CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
        COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT
                              OF 1934, AS AMENDED.



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